                                                                EXHIBIT h(28)(c)



                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated April 21, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, Keyport Life Insurance Company, a Rhode Island life insurance company and Keyport Financial Services Corp., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A



     FUNDS AVAILABLE UNDER THE              SEPARATE ACCOUNTS             CONTRACTS FUNDED BY THE
             POLICIES                      UTILIZING THE FUNDS               SEPARATE ACCOUNTS

  AIM V.I. Capital Appreciation Fund         Variable Account A                -  BVA
  AIM V.I. Growth Fund                                                         -  DVA
  AIM V.I. International Equity Fund
  AIM V.I. Value Fund

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:    3/12/01
               ------------------------
                                           AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Nancy L. Martin                By:  /s/ Robert H. Graham
       --------------------------             -----------------------------
Name: Nancy L. Martin                      Name:  Robert H. Graham
      ---------------------------              ----------------------------
Title: Assistant Secretary                 Title: President
      ---------------------------                --------------------------

(SEAL)

                                           KEYPORT LIFE INSURANCE COMPANY


Attest: /s/ James J. Klopper               By:  /s/Brian P. Kane
       --------------------------             -----------------------------
Name:  James J. Klopper                    Name:   Brian P. Kane
       --------------------------               ---------------------------
Title: Secretary                           Title:  Assistant Vice President
       --------------------------                --------------------------

(SEAL)

                                           KEYPORT FINANCIAL SERVICES CORP.


Attest: /s/ Donald A. Truman               By:   /s/ James J. Klopper
       --------------------------             -----------------------------
Name:       Donald A. Truman               Name:     James J. Klopper
       --------------------------               ---------------------------
Title:      Assistant Clerk                Title:    President
       --------------------------               ---------------------------


(SEAL)